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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                  FORM 8-K/A-1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MARCH 1, 2001

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                                  REALCO, INC.
             (Exact name of registrant as specified in its charter)

                                   NEW MEXICO
                 (State or other jurisdiction of incorporation)

               2-07552                                 85-0316176
       (Commission File Number)             (IRS Employer Identification No.)

 1650 UNIVERSITY BLVD. N.E., SUITE 5-100
         ALBUQUERQUE, NEW MEXICO                          87102
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (505) 242-4561


                                       N/A
          (Former name or former address, if changed since last report)

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         On October 25, 2000, the registrant filed a current report on Form 8-K relating to the registrant's proposed acquisition of Equity Securities Investments, Inc. ("Equity") in a tax-free, stock-for-stock transaction. This Amendment relates to the consummation of that acquisition.

ITEMS 2 AND 5.  ACQUISITION OR DISPOSITION OF ASSETS; OTHER EVENTS.

         On February 28, 2001, Realco, Inc. (the "Company") and ESI Acquisition Sub ("Acquisition Sub"), a wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Equity. Pursuant to the Merger Agreement, on March 1, 2001 Acquisition Sub merged with and into Equity, with Equity surviving as a wholly owned subsidiary of the Company. The Company issued an aggregate of 484,000 newly created Series "D" Preferred Shares to Laurence S. Zipkin and Edward S. Adams in exchange for all of the issued and outstanding shares of Equity. Each Series "D" Preferred Share is entitled to one vote per share and has a liquidation preference of $4.3125 per share (an aggregate of $2,087,250). Each Series "D" Preferred Share will be converted into three shares of the Company's common stock if, but only if, the conversion is approved by the Company's shareholders. The conversion, if approved, will occur automatically on the thirtieth (30th) day following the date the Company's shareholders approve the conversion. The Series "D" Preferred Shares will not vote on the proposal to convert the Series "D" Preferred Shares to common stock. Pursuant to the Merger Agreement, the Company has appointed Laurence S. Zipkin and Edward S. Adams to the Company's Board of Directors and has agreed to employ each of them as an executive officer of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The required financial statements will be filed as soon as practicable, but no later than sixty (60) days after the date that this Report must be filed.

b)       PRO FORMA FINANCIAL INFORMATION.

         The required pro forma financial information will be filed as soon as practicable, but no later than sixty (60) days after the date that this Report must be filed.

c)   EXHIBITS

         2.1 Agreement and Plan of Merger, dated as of February 28, 2001 among Equity Securities Investments, Inc., Realco, Inc. and ESI Acquisition Sub, Inc.

         4.1 Certificate of Designation of Relative Rights and Preferences of Series "D" Preferred Shares of Realco, Inc.

         99.1     Press Release issued March 2, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REALCO, INC.
                                    (Registrant)


Date: March 14, 2001                By: /s/ James A. Arias
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                                    Name: James A. Arias
                                    Title: Chief Executive Officer and President